Supplement Dated January 6, 2025

to the Thrivent Mid Cap Growth Portfolio Summary Prospectus, Thrivent Series Fund, Inc. Prospectus, and Thrivent Series Fund, Inc. Statement of Additional Information, each dated April 30, 2024

Effective immediately, Matthew D. Finn, CFA has been named as a portfolio manager of Thrivent Mid Cap Growth Portfolio (the “Portfolio”) and Siddharth Sinha, CFA is no longer a portfolio manager of the Portfolio. Mark C. Militello, CFA will continue to serve as a portfolio manager of the Portfolio.

Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.

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